UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02739

Name of Fund: BlackRock Basic Value Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc.,         55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

JUNE 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Basic Value Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

On February 9, 2015, the Fund ceased to invest in the Master Basic Value LLC (the “Master LLC”) as part of a “master-feeder” structure and began to operate as a stand-alone fund.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2015, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

Positive contributions to relative performance were led by the Fund’s exposure to the pharmaceuticals industry within the health care sector. In particular, a position in Hospira, Inc. rose significantly on news of an acquisition by Pfizer, Inc. Pfizer, Inc. was one of the Fund’s largest positions, and its shares reacted positively as well to the deal, as Hospira, Inc.’s position in generic versions of biologic drugs was seen as a valuable addition. The deal is expected to add to Pfizer, Inc.’s earnings per share and increase the company’s growth rate.

•

A significant underweight and stock selection in industrials also generated strong relative performance. The Fund’s modest weighting in the sector has been primarily focused on the aerospace & defense industry, where investments in Spirit AeroSystems Holdings, Inc. and Northrop Grumman Corp. accounted for much of the strength. In addition, a significant underweight to machinery stocks boosted performance, as these companies suffered from a surging dollar, depressed mining activity and weak emerging market growth.

•	In consumer staples, top holding Kroger Co. displayed continued momentum, climbing steadily throughout the period as the company repeatedly beat quarterly earnings expectations.

•	Stock selection in financials had the most negative impact on relative performance, despite positive results from the Fund’s bank holdings. The insurance industry led the underperformance, and in particular Genworth Financial, Inc., which fell sharply during the period. The company dramatically missed earnings expectations during the second half of 2014 after reporting larger-than-expected reserve charges for the company’s long term care business. The Fund continues to hold a reduced position in the stock on the view that it retains significant long-term value.

•

The Fund’s overweight to energy stocks also detracted from relative performance, as the sector delivered the worst performance in the Russell 1000® Value Index, driven by the sharp drop in oil prices over the latter part of 2014.

•

The Fund’s stock selection in utilities had a negative impact as well, as investments in independent power producers AES Corp. and Dynegy, Inc. each declined during the period they were held by the Fund.

Describe recent portfolio activity.

•

During the period, the investment advisor increased the Fund’s investments in the consumer discretionary, telecommunication services and financials sectors, while reducing exposure to consumer staples, energy and information technology.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweight positions in consumer discretionary and health care, while the most significant underweights were in industrials, consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

JPMorgan Chase & Co.	5%
Pfizer, Inc.	5
Citigroup, Inc.	5
Cisco Systems, Inc.	4
Marathon Oil Corp.	3
Valero Energy Corp.	3
QUALCOMM, Inc.	3
Verizon Communications, Inc.	3
Capital One Financial Corp.	3
Discover Financial Services	3

Sector Allocation	Percent of Long-Term Investments

Financials	31%
Health Care	17
Energy	13
Consumer Discretionary	13
Information Technology	10
Telecommunication Services	5
Industrials	4
Utilities	3
Materials	2
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Fund Summary as of June 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.11%	5.48%	N/A	16.47%	N/A	7.98%	N/A
Investor A	2.99	5.23	(0.30)%	16.14	14.89%	7.68	7.10%
Investor B	2.54	4.20	0.40	14.98	14.75	6.90	6.90
Investor C	2.56	4.38	3.55	15.22	15.22	6.82	6.82
Class K5	3.19	5.61	N/A	16.59	N/A	8.09	N/A
Class R	2.82	4.86	N/A	15.74	N/A	7.31	N/A
Russell 1000® Value Index	(0.61)	4.13	N/A	16.50	N/A	7.05	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[5]	Class K commenced operations on February 4, 2015.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,031.10	$2.77	$1,000.00	$1,022.07	$2.76	0.55%
Investor A	$1,000.00	$1,029.90	$4.13	$1,000.00	$1,020.73	$4.11	0.82%
Investor B	$1,000.00	$1,025.40	$8.69	$1,000.00	$1,016.22	$8.65	1.73%
Investor C	$1,000.00	$1,025.60	$8.09	$1,000.00	$1,016.81	$8.05	1.61%
Class K	$1,000.00	$1,054.40	$1.85	$1,000.00	$1,018.20	$1.82	0.45%
Class R	$1,000.00	$1,028.20	$5.88	$1,000.00	$1,018.99	$5.86	1.17%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown) for Institutional, Investor A, Investor B, Investor C and Class R Shares; and multiplied by 146/365 (to reflect the period shown) for Class K Shares.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to February 4, 2015, Class K Shares performance results are those of Institutional Shares restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.7%
Honeywell International, Inc.	123,835	$12,627,455
Northrop Grumman Corp.	42,473	6,737,492
Raytheon Co.	485,074	46,411,880
Spirit AeroSystems Holdings, Inc., Class A (a)	121,960	6,721,216

		72,498,043
Airlines — 0.4%
American Airlines Group, Inc.	442,730	17,680,422
Auto Components — 1.3%
Lear Corp.	488,415	54,829,468
Automobiles — 1.4%
General Motors Co.	1,562,309	52,071,759
Thor Industries, Inc.	118,293	6,657,530

		58,729,289
Banks — 13.8%
Citigroup, Inc.	3,707,591	204,807,327
JPMorgan Chase & Co.	3,147,444	213,270,805
KeyCorp	1,753,170	26,332,613
Regions Financial Corp.	3,293,884	34,124,638
Wells Fargo & Co.	1,834,344	103,163,506

		581,698,889
Capital Markets — 1.5%
Ameriprise Financial, Inc.	81,020	10,121,829
KKR & Co. LP (a)	470,932	10,760,796
Morgan Stanley	977,620	37,921,880
State Street Corp.	34,192	2,632,784

		61,437,289
Chemicals — 2.2%
Akzo Nobel NV — ADR	2,125,780	51,698,970
Celanese Corp., Series A	78,860	5,668,457
LyondellBasell Industries NV, Class A	356,240	36,877,965

		94,245,392
Communications Equipment — 8.5%
Cisco Systems, Inc.	6,550,420	179,874,533
Motorola Solutions, Inc.	132,400	7,591,816
QUALCOMM, Inc.	1,959,480	122,722,232
Telefonaktiebolaget LM Ericsson — ADR	4,705,730	49,127,821

		359,316,402
Construction & Engineering — 0.8%
AECOM (a)	452,930	14,982,924
Jacobs Engineering Group, Inc. (a)	431,650	17,533,623

		32,516,547
Consumer Finance — 5.8%
Capital One Financial Corp.	1,287,978	113,303,425
Discover Financial Services	1,885,935	108,667,575
SLM Corp. (a)	2,268,180	22,386,937

		244,357,937

Common Stocks	Shares	Value
Containers & Packaging — 0.1%
Crown Holdings, Inc. (a)	83,310	$4,407,932
Diversified Financial Services — 2.0%
The NASDAQ OMX Group, Inc.	1,704,907	83,216,511
Diversified Telecommunication Services — 2.9%
Verizon Communications, Inc.	2,598,990	121,138,924
Electric Utilities — 0.7%
Exelon Corp.	986,640	31,000,229
FirstEnergy Corp.	12,880	419,244

		31,419,473
Electronic Equipment, Instruments & Components — 0.2%
Avnet, Inc.	210,640	8,659,410
Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	144,080	8,889,736
Halliburton Co.	69,970	3,013,608
Superior Energy Services, Inc.	1,372,330	28,873,823

		40,777,167
Food & Staples Retailing — 1.4%
CVS Health Corp.	95,540	10,020,235
The Kroger Co.	700,305	50,779,116

		60,799,351
Food Products — 0.3%
Kellogg Co.	25,510	1,599,477
Tyson Foods, Inc., Class A	286,800	12,226,284

		13,825,761
Gas Utilities — 0.0%
UGI Corp.	24,544	845,541
Health Care Equipment & Supplies — 5.3%
Baxter International, Inc.	1,321,870	92,438,369
Hologic, Inc. (a)(b)	1,403,820	53,429,389
Medtronic PLC	730,246	54,111,229
Zimmer Biomet Holdings, Inc.	230,776	25,207,662

		225,186,649
Health Care Providers & Services — 4.7%
Community Health Systems, Inc. (a)	910,590	57,339,852
Laboratory Corp. of America Holdings (a)	603,060	73,102,933
Quest Diagnostics, Inc.	906,830	65,763,312

		196,206,097
Hotels, Restaurants & Leisure — 0.0%
Wyndham Worldwide Corp.	18,890	1,547,280
Household Durables — 1.9%
Newell Rubbermaid, Inc.	1,800,762	74,029,326
Tupperware Brands Corp.	123,980	8,001,669

		82,030,995

Portfolio Abbreviations

ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	7

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Independent Power and Renewable Electricity Producers — 2.2%
AES Corp.	4,826,280	$63,996,473
Dynegy, Inc. (a)	919,950	26,908,537

		90,905,010
Insurance — 6.1%
ACE Ltd.	78,473	7,979,135
Genworth Financial, Inc., Class A (a)	3,853,200	29,168,724
The Hartford Financial Services Group, Inc.	1,304,553	54,230,268
Lincoln National Corp.	1,093,431	64,752,984
MetLife, Inc.	311,686	17,451,299
Prudential Financial, Inc.	450,423	39,421,021
XL Group PLC	1,142,583	42,504,088

		255,507,519
IT Services — 0.5%
Total System Services, Inc.	291,890	12,192,245
The Western Union Co.	144,769	2,943,154
Xerox Corp.	510,200	5,428,528

		20,563,927
Media — 4.0%
Cablevision Systems Corp., Class A (b)	280,690	6,719,719
The Interpublic Group of Cos., Inc.	683,280	13,166,806
Scripps Networks Interactive, Inc., Class A	259,300	16,950,441
Starz, Class A (a)	196,410	8,783,455
Time Warner Cable, Inc.	127,150	22,654,315
Viacom, Inc., Class B	1,535,721	99,269,005

		167,543,741
Multiline Retail — 1.5%
Macy’s, Inc.	961,880	64,898,044
Multi-Utilities — 0.0%
PG&E Corp.	8,590	421,769
Oil, Gas & Consumable Fuels — 12.0%
Apache Corp.	1,476,016	85,062,802
Gulfport Energy Corp. (a)	1,406,190	56,599,147
Marathon Oil Corp.	5,301,933	140,713,302
Marathon Petroleum Corp.	915,912	47,911,357
Suncor Energy, Inc.	1,860,500	51,200,960
Valero Energy Corp.	1,970,680	123,364,568

		504,852,136
Pharmaceuticals — 6.8%
Johnson & Johnson	243,660	23,747,104
Pfizer, Inc.	6,183,855	207,344,658
Teva Pharmaceutical Industries Ltd. — ADR	951,490	56,233,059

		287,324,821
Professional Services — 1.4%
ManpowerGroup, Inc.	54,500	4,871,210
Nielsen Holdings NV	1,186,270	53,109,308

		57,980,518

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 1.8%
Brixmor Property Group, Inc.	343,360	$7,941,917
Outfront Media, Inc.	1,525,764	38,510,283
Starwood Property Trust, Inc.	1,355,150	29,230,585

		75,682,785
Semiconductors & Semiconductor Equipment — 0.9%
Teradyne, Inc.	1,882,610	36,315,547
Software — 0.2%
Microsoft Corp.	56,771	2,506,440
Oracle Corp.	167,557	6,752,547

		9,258,987
Specialty Retail — 2.2%
The Gap, Inc.	851,930	32,518,168
GNC Holdings, Inc., Class A	1,402,310	62,374,749

		94,892,917
Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc.	1,909,314	56,133,832
United States Cellular Corp. (a)	386,919	14,575,239

		70,709,071
Total Common Stocks — 99.2%		4,184,227,561

Preferred Stocks
Food Products — 0.3%
Tyson Foods, Inc., 4.75% (c)	230,678	11,882,224
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (c)	31,000	3,696,750
Total Preferred Stocks — 0.4%		15,578,974
Total Long-Term Investments (Cost — $3,275,802,127) — 99.6%		4,199,806,535

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	21,931,473	21,931,473
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (d)(e)(f)	$2,140	2,139,519
Total Short-Term Securities (Cost — $24,070,992) — 0.5%		24,070,992
Total Investments (Cost — $3,299,873,119) — 100.1%		4,223,877,527
Liabilities in Excess of Other Assets — (0.1)%		(6,067,240)

Net Assets — 100.0%		$4,217,810,287

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

See Notes to Financial Statements.

8	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Schedule of Investments (concluded)

(d)	During the year ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at June 30, 2014	Net Activity	Shares/ Beneficial Interest Held at June 30, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	20,862,659	1,068,814	21,931,473	$14,713		$1,439
BlackRock Liquidity Series, LLC, Money Market Series	$107,213,645	$(105,074,126)	$2,139,519	359,613	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$4,199,806,535	—	—	$4,199,806,535
Short-Term Securities	21,931,473	$2,139,519	—	24,070,992

Total	$4,221,738,008	$2,139,519	—	$4,223,877,527

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,344,919	—	—	$2,344,919
Liabilities:
Collateral on securities loaned at value	—	$(2,139,519)	—	(2,139,519)
Total	$2,344,919	$(2,139,519)	—	$205,400

During the year ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	9

Statement of Assets and Liabilities

June 30, 2015

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,119,050) (cost — $3,275,802,127)	$4,199,806,535
Investments at value — affiliated (cost — $24,070,992)	24,070,992
Cash	2,344,919
Receivables:
Investments sold	34,605,967
Securities lending income — affiliated	117
Capital shares sold	5,654,572
Dividends — affiliated	1,429
Dividends — unaffiliated	4,071,824
Prepaid expenses	66,931

Total assets	4,270,623,286

Liabilities
Collateral on securities loaned at value	2,139,519
Payables:
Investments purchased	41,794,690
Capital shares redeemed	5,463,511
Investment advisory fees	1,435,793
Officer’s and Directors’ fees	28,088
Other affiliates	140,937
Service and distribution fees	742,098
Other accrued expenses payable	1,068,363

Total liabilities	52,812,999

Net Assets	$4,217,810,287

Net Assets Consist of
Paid-in capital	$2,961,674,074
Undistributed net investment income	26,817,515
Undistributed net realized gain	305,314,290
Net unrealized appreciation (depreciation)	924,004,408

Net Assets	$4,217,810,287

Net Asset Value
Institutional — Based on net assets of $1,964,893,579 and 70,467,592 shares outstanding, 400 million shares authorized, $0.10 par value	$27.88

Investor A — Based on net assets of $1,760,169,217 and 63,794,382 shares outstanding, 200 million shares authorized, $0.10 par value	$27.59

Investor B — Based on net assets of $5,294,340 and 192,466 shares outstanding, 400 million shares authorized, $0.10 par value	$27.51

Investor C — Based on net assets of $430,809,029 and 17,340,287 shares outstanding, 200 million shares authorized, $0.10 par value	$24.84

Class K — Based on net assets of $40,787,450 and 1,462,045 shares outstanding, 200 million shares authorized, $0.10 par value	$27.90

Class R — Based on net assets of $15,856,672 and 603,086 shares outstanding, 400 million shares authorized, $0.10 par value	$26.29

See Notes to Financial Statements.

10	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Statement of Operations

Year Ended June 30, 2015
Investment Income
Dividends — unaffiliated	$37,900,427
Foreign taxes withheld	(808,995)
Dividends — affiliated	8,171
Securities lending — affiliated — net	260
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	55,224,502
Foreign taxes withheld	(533,959)
Securities lending — affiliated — net	359,353
Dividends — affiliated	6,542
Expenses	(11,005,878)
Fees waived	12,372

Total income	81,162,795

Fund Expenses
Service — Investor A	4,446,169
Service and distribution — Investor B	107,555
Service and distribution — Investor C	4,449,054
Service and distribution — Class R	84,782
Transfer agent — Institutional	2,105,419
Transfer agent — Investor A	2,130,641
Transfer agent — Investor B	40,867
Transfer agent — Investor C	706,506
Transfer agent — Class K	3,131
Transfer agent — Class R	36,366
Investment advisory	6,861,506
Professional	325,528
Accounting services	214,626
Registration	126,162
Printing	109,890
Custodian	97,390
Officer and Directors	42,552
Miscellaneous	65,806

Total expenses	21,953,950
Less fees waived by Manager	(6,891)
Less transfer agent fees reimbursed — Class K	(3,131)
Less transfer agent fees reimbursed — Class R	(31)

Total expenses after fees waived and/or reimbursed	21,943,897

Net investment income	59,218,898

Realized and Unrealized Gain (Loss)
Net realized gain allocated from the Master LLC from:
Investments — unaffiliated	342,879,817
Capital gain distributions received from affiliated investment companies	1,439
Net realized gain from investments — unaffiliated	220,285,244

563,166,500

Net change in unrealized appreciation (depreciation) allocated from the Master LLC on investments	(287,735,929)
Net change in unrealized appreciation (depreciation) on investments — unaffiliated	(117,533,680)

(405,269,609)

Net realized and unrealized gain	157,896,891

Net Increase in Net Assets Resulting from Operations	$217,115,789

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	11

Statements of Changes in Net Assets

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$59,218,898	$55,311,889
Net realized gain	563,166,500	706,669,733
Net change in unrealized appreciation (depreciation)	(405,269,609)	195,770,052

Net increase in net assets resulting from operations	217,115,789	957,751,674

Distributions to Shareholders From[1]
Net investment income:
Institutional	(30,015,147)	(33,276,128)
Investor A	(22,369,589)	(20,610,546)
Investor C	(2,797,835)	(2,640,916)
Class R	(170,594)	(172,754)
Net realized gain:
Institutional	(357,235,176)	(254,868,337)
Investor A	(320,026,829)	(192,471,471)
Investor B	(2,136,433)	(2,158,252)
Investor C	(88,281,019)	(52,030,010)
Class R	(3,305,630)	(2,078,707)

Decrease in net assets resulting from distributions to shareholders	(826,338,252)	(560,307,121)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	389,104,453	(51,302,000)

Net Assets
Total increase (decrease) in net assets	(220,118,010)	346,142,553
Beginning of year	4,437,928,297	4,091,785,744

End of year	$4,217,810,287	$4,437,928,297

Undistributed net investment income, end of year	$26,817,515	$22,951,782

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Financial Highlights

	Institutional
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$33.05	$30.22	$25.64	$26.94	$21.27

Net investment income[1]	0.49	0.48	0.52	0.48	0.40
Net realized and unrealized gain (loss)	0.82	6.63	6.36	(1.07)	5.68

Net increase (decrease) from investment operations	1.31	7.11	6.88	(0.59)	6.08

Distributions from:[2]
Net investment income	(0.50)	(0.49)	(0.56)	(0.48)	(0.41)
Net realized gain	(5.98)	(3.79)	(1.74)	(0.23)	—

Total distributions	(6.48)	(4.28)	(2.30)	(0.71)	(0.41)

Net asset value, end of year	$27.88	$33.05	$30.22	$25.64	$26.94

Total Return[3]
Based on net asset value	5.48%	25.22%	28.67%	(2.05)%	28.76%

Ratios to Average Net Assets[4]
Total expenses	0.55%[5]	0.54%[5]	0.55%[5]	0.56%[5]	0.55%[5]

Total expenses after fees waived and/or reimbursed	0.55%[5]	0.54%[5]	0.55%[5]	0.56%[5]	0.55%[5]

Net investment income	1.62%[5]	1.51%[5]	1.89%[5]	1.88%[5]	1.57%[5]

Supplemental Data
Net assets, end of year (000)	$1,964,894	$2,136,401	$2,069,166	$2,066,925	$2,552,926

Portfolio turnover rate	41%[6]	47%[7]	53%[7]	38%[7]	64%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	13

Financial Highlights (continued)

	Investor A
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$32.76	$29.99	$25.45	$26.75	$21.12

Net investment income[1]	0.40	0.39	0.44	0.40	0.32
Net realized and unrealized gain (loss)	0.83	6.58	6.33	(1.07)	5.64

Net increase (decrease) from investment operations	1.23	6.97	6.77	(0.67)	5.96

Distributions from:[2]
Net investment income	(0.42)	(0.41)	(0.49)	(0.40)	(0.33)
Net realized gain	(5.98)	(3.79)	(1.74)	(0.23)	—

Total distributions	(6.40)	(4.20)	(2.23)	(0.63)	(0.33)

Net asset value, end of year	$27.59	$32.76	$29.99	$25.45	$26.75

Total Return[3]
Based on net asset value	5.23%	24.86%	28.35%	(2.39)%	28.36%

Ratios to Average Net Assets[4]
Total expenses	0.81%[5]	0.81%[5]	0.83%[5]	0.86%[5]	0.84%[5]

Total expenses after fees waived and/or reimbursed	0.81%[5]	0.81%[5]	0.83%[5]	0.86%[5]	0.84%[5]

Net investment income	1.36%[5]	1.24%[5]	1.61%[5]	1.59%[5]	1.28%[5]

Supplemental Data
Net assets, end of year (000)	$1,760,169	$1,808,120	$1,594,656	$1,439,411	$1,652,159

Portfolio turnover rate	41%[6]	47%[7]	53%[7]	38%[7]	64%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

14	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Financial Highlights (continued)

	Investor B
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$32.52	$29.65	$25.08	$26.27	$20.69

Net investment income[1]	0.10	0.05	0.15	0.14	0.08
Net realized and unrealized gain (loss)	0.85	6.52	6.25	(1.02)	5.53

Net increase (decrease) from investment operations	0.95	6.57	6.40	(0.88)	5.61

Distributions from:[2]
Net investment income	—	—	(0.09)	(0.08)	(0.03)
Net realized gain	(5.96)	(3.70)	(1.74)	(0.23)	—

Total distributions	(5.96)	(3.70)	(1.83)	(0.31)	(0.03)

Net asset value, end of year	$27.51	$32.52	$29.65	$25.08	$26.27

Total Return[3]
Based on net asset value	4.20%	23.57%	26.94%	(3.31)%	27.15%

Ratios to Average Net Assets[4]
Total expenses	1.82%[5]	1.89%[5]	1.92%[5]	1.87%[5]	1.81%[5]

Total expenses after fees waived and/or reimbursed	1.82%[5]	1.89%[5]	1.92%[5]	1.86%[5]	1.81%[5]

Net investment income	0.35%[5]	0.18%[5]	0.54%[5]	0.58%[5]	0.32%[5]

Supplemental Data
Net assets, end of year (000)	$5,294	$14,930	$24,282	$41,283	$75,481

Portfolio turnover rate	41%[6]	47%[7]	53%[7]	38%[7]	64%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	15

Financial Highlights (continued)

	Investor C
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$30.13	$27.89	$23.80	$25.03	$19.78

Net investment income[1]	0.15	0.13	0.21	0.18	0.11
Net realized and unrealized gain (loss)	0.73	6.09	5.89	(0.99)	5.29

Net increase (decrease) from investment operations	0.88	6.22	6.10	(0.81)	5.40

Distributions from:[2]
Net investment income	(0.19)	(0.19)	(0.27)	(0.19)	(0.15)
Net realized gain	(5.98)	(3.79)	(1.74)	(0.23)	—

Total distributions	(6.17)	(3.98)	(2.01)	(0.42)	(0.15)

Net asset value, end of year	$24.84	$30.13	$27.89	$23.80	$25.03

Total Return[3]
Based on net asset value	4.38%	23.90%	27.29%	(3.16)%	27.36%

Ratios to Average Net Assets[4]
Total expenses	1.60%[5]	1.60%[5]	1.63%[5]	1.67%[5]	1.66%[5]

Total expenses after fees waived and/or reimbursed	1.60%[5]	1.60%[5]	1.63%[5]	1.67%[5]	1.66%[5]

Net investment income	0.57%[5]	0.45%[5]	0.81%[5]	0.77%[5]	0.46%[5]

Supplemental Data
Net assets, end of year (000)	$430,809	$459,708	$387,027	$365,319	$465,007

Portfolio turnover rate	41%[6]	47%[7]	53%[7]	38%[7]	64%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

16	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Financial Highlights (continued)

Class K
Period February 4, 2015[1] to June 30, 2015

Per Share Operating Performance
Net asset value, beginning of period	$26.46

Net investment income[2]	0.20
Net realized and unrealized gain	1.24

Net increase from investment operations	1.44

Net asset value, end of period	$27.90

Total Return[3]
Based on net asset value[4]	5.44%

Ratios to Average Net Assets[5]
Total expenses[6]	0.46%

Total expenses after fees waived and/or reimbursed[6]	0.45%

Net investment income[6]	1.75%

Supplemental Data
Net assets, end of period (000)	$40,787

Portfolio turnover rate[7,8]	41%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Portfolio turnover is representative of the Fund for the entire year.

[8]	Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	17

Financial Highlights (concluded)

	Class R
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$31.51	$28.99	$24.63	$25.90	$20.48

Net investment income[1]	0.29	0.28	0.34	0.30	0.23
Net realized and unrealized gain (loss)	0.78	6.34	6.12	(1.03)	5.46

Net increase (decrease) from investment operations	1.07	6.62	6.46	(0.73)	5.69

Distributions from:[2]
Net investment income	(0.31)	(0.31)	(0.36)	(0.31)	(0.27)
Net realized gain	(5.98)	(3.79)	(1.74)	(0.23)	—

Total distributions	(6.29)	(4.10)	(2.10)	(0.54)	(0.27)

Net asset value, end of year	$26.29	$31.51	$28.99	$24.63	$25.90

Total Return[3]
Based on net asset value	4.86%	24.47%	27.92%	(2.73)%	27.89%

Ratios to Average Net Assets[4]
Total expenses	1.16%[5]	1.12%[5]	1.18%[5]	1.22%[5]	1.23%[5]

Total expenses after fees waived and/or reimbursed	1.16%[5]	1.12%[5]	1.16%[5]	1.20%[5]	1.23%[5]

Net investment income	1.00%[5]	0.93%[5]	1.29%[5]	1.23%[5]	0.93%[5]

Supplemental Data
Net assets, end of year (000)	$15,857	$18,769	$16,655	$18,785	$24,155

Portfolio turnover rate	41%[6]	47%[7]	53%[7]	38%[7]	64%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

18	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Notes to Financial Statements

1. Organization:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

Prior to February 9, 2015, the Fund invested all of its assets in Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund, which had the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflected the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund was directly affected by the performance of the Master LLC. As of February 9, 2015, the Fund owned 100% of the Master LLC. For the period July 1, 2014 to February 9, 2015, the Master LLC allocated $44,062,932, $342,881,256, and $(287,735,929) from net investment income, realized gains and net change in unrealized appreciation (depreciation), respectively, to the Fund.

On February 9, 2015, the Fund ceased to invest in the Master Basic Value LLC as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC (the “Manager”), the terms of which are substantially the same as the management agreement between BlackRock Advisors, LLC and the Master LLC, including the management fee rate. The Fund received net assets of $4,208,305,570 which included net unrealized appreciation of $1,041,628,445 in exchange for its ownership in the Master LLC which included net unrealized appreciation of $1,035,971,564. The cost basis for the investments received from the Master LLC was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The change into a standalone structure did not result to a change in net assets of the Fund and did not create a taxable event for the Fund or its shareholders.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	19

Notes to Financial Statements (continued)

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Prior to February 9, 2015, contributions to and withdrawals from the Master LLC were accounted for on a trade date basis. The Fund recorded daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal

20	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$2,119,050	$(2,119,050)	—

[1]

Collateral with a value of $2,139,519 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $100 Million	0.60%
$100 Million - $200 Million	0.50%
Greater than $200 Million	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	21

Notes to Financial Statements (continued)

For the year ended June 30, 2015, the Fund reimbursed the Manager $16,448 for certain accounting services, which is included in accounting services in the Statement of Operations. Prior to February 9, 2015, for the year ended June 30, 2015, the Master LLC reimbursed the Manager $26,071 for certain accounting services, which is included in net investment income allocated from the Master LLC: expenses in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2015, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$374,853
Investor A	$177

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$31,871	$33,939	$1,176	$6,096	$44	$73,126

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22% of Class R Shares average daily net assets, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 1, 2015, unless approved by the Board, including a majority of the independent Directors.

The Manager voluntarily agreed to waive and/or reimburse all class specific fees or expenses of Class K Shares until February 29, 2016. Fees or expenses of the Fund that are not class specific to Class K Shares will be allocated pro rata to the Class K Shares and will not be waived and/or reimbursed by the Manager unless otherwise agreed to. Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

For the year ended June 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $116,351.

For the year ended June 30, 2015, affiliates received CDSCs as follows:

Investor A	$7,009
Investor B	$2,196
Investor C	$30,091

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has

22	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through December 31, 2014, the Fund retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended June 30, 2015, the Fund paid BIM $120,791, including $120,697 from the Master LLC prior to February 9, 2015, for securities lending agent services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

Prior to February 9, 2015, the Master LLC sold securities to an affiliated fund since the affiliation was due solely to having a common investment advisor, common officers, or common trustees. For the year ended June 30, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $5,307,072.

5. Purchases and Sales:

For the year ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $1,734,737,867 and $2,169,816,438, respectively, including purchases and sales of investments of $1,017,505,749 and $1,408,996,294, respectively, from the Master LLC prior to February 9, 2015.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended June 30, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of June 30, 2015 the following permanent differences attributable to the basis differences on securities received from the master were reclassified to the following accounts:

Paid-in capital	$(2,590,800)
Accumulated net realized gain	$2,590,800

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	23

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	6/30/15	6/30/14
Ordinary income	$184,025,275	$90,849,769
Long-term capital gains	642,312,977	469,457,352

Total	$826,338,252	$560,307,121

As of June 30, 2015, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$53,826,928
Undistributed long-term capital gains	320,925,707
Capital loss carryforwards	(9,456,320)
Net unrealized gains[1]	890,839,898

Total	$1,256,136,213

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of income from a partnership interest and the tax deferral of losses on wash sales.

As of June 30, 2015, the Fund had a capital loss carryforward available to offset future realized capital gains of $9,456,320, all of which is due to expire June 30, 2017. This capital loss carryforward is subject to annual limitation.

During the year ended June 30, 2015, the fund utilized $4,728,160 of its capital loss carryforward.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,333,051,732

Gross unrealized appreciation	$1,013,936,812
Gross unrealized depreciation	(123,111,017)

Net unrealized appreciation	$890,825,795

7. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

24	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

As of June 30, 2015, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2015		Year Ended June 30, 2014
	Shares	Amount	Shares	Amount

Institutional

Shares sold	14,712,267	$434,912,209	17,555,650	$562,234,269
Shares issued in reinvestment distributions	13,546,318	350,713,247	8,929,415	263,684,657
Shares redeemed	(22,432,858)	(675,113,269)	(30,313,295)	(953,176,660)

Net increase (decrease)	5,825,727	$110,512,187	(3,828,230)	$(127,257,734)

Investor A

Shares sold and automatic conversion of shares	8,225,180	$236,943,555	7,962,712	$251,676,114
Shares issued in reinvestment distributions	12,062,373	309,518,446	6,542,337	191,818,586
Shares redeemed	(11,681,780)	(342,194,686)	(12,490,634)	(393,370,594)

Net increase	8,605,773	$204,267,315	2,014,415	$50,124,106

Investor B

Shares sold	13,115	$394,794	40,030	$1,255,709
Shares issued in reinvestment distributions	74,689	1,920,274	63,395	1,854,287
Shares redeemed and automatic conversion of shares	(354,435)	(10,250,988)	(463,186)	(14,360,176)

Net decrease	(266,631)	$(7,935,920)	(359,761)	$(11,250,180)

Investor C

Shares sold	2,085,576	$55,626,429	2,060,684	$59,797,393
Shares issued in reinvestment distributions	3,475,584	80,632,360	1,751,735	47,435,274
Shares redeemed	(3,478,784)	(92,644,473)	(2,430,186)	(70,557,275)

Net increase	2,082,376	$43,614,316	1,382,233	$36,675,392

	Period February 4, 2015[1] to
	June 30, 2015
	Shares	Amount

Investor K

Shares sold	2,099,985	$56,937,343
Shares redeemed	(637,940)	(18,119,512)

Net increase	1,462,045	$38,817,831

	Year Ended
	June 30, 2015
	Shares	Amount

Class R

Shares sold	155,855	$4,428,838	206,507	$6,268,987
Shares issued in reinvestment distributions	141,699	3,471,620	79,698	2,251,455
Shares redeemed	(290,072)	(8,071,734)	(265,114)	(8,114,026)

Net increase (decrease)	7,482	$(171,276)	21,091	$406,416

Total Net Increase (Decrease)	17,716,772	$389,104,453	(770,252)	$(51,302,000)

[1]	Commencement of Operations.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	25

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value Fund, Inc, including the schedule of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value Fund, Inc. as of June 30, 2015, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

August 24, 2015

Important Tax Information (Unaudited)

During the fiscal year ended June 30, 2015, the following information is provided with respect to the ordinary income distributions paid :

	Payable Date
Qualified Dividend Income for Individuals	12/12/14	49.05%
Dividends Qualifying for the Dividends Received Deduction for Corporations	12/12/14	41.36%

Additionally, the Fund distributed long-term capital gains of $4.983627 per share to shareholders of record on December 12, 2014.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	27

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Basic Value Fund, Inc. (the “Fund”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

28	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	29

Disclosure of Investment Advisory Agreement (continued)

materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods. The Board was informed that, among other things, the portfolio management team continued to find value in more cyclically-oriented, higher beta stocks, at the beginning of 2014. However, during the fall of 2014 major macroeconomic developments drove stock prices, rather than business fundamentals. Weak economic data from both China and Germany combined to suggest that the global economy was on shaky ground. These developments led to a shift in sentiment and expectations which produced unexpected declines in both the price of oil and U.S. 10-Year Treasury yields, which caused some extreme movements in U.S. equities and underperformance within the portfolio.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

30	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and Fund’s total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board determined that the Fund’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Fund’s Expense Peers. The Board additionally noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	31

Disclosure of Investment Advisory Agreement (concluded)

Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Actavis, plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Director	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	33

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]	The address of each Director is c/o BlackRock, 55 East 52nd Street New York, NY 10055.

[2]

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 75.

[3]

Date shown is the earliest date a person has served for the Fund. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

34	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	2015 to present (Director); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Fund based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock, or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Fund serve at the pleasure of the Board.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	35

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past 5 Years

Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	2015 to present (Director); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas of BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Officer of the Fund and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Fund.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

36	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015	37

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-6/15-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$42,000	$7,363	$0	$0	$13,107	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$13,107	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investment are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: September 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc.

Date: September 3, 2015